UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 28, 2002
                                (Date of Report)


                                  METWOOD, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                        0-5391                  83-0210365
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                                  819 Naff Road
                              Boones Mill, VA 24065
                    (Address of principal executive offices)


                                 (540) 334-4294
              (Registrant's telephone number, including area code)

The Registrant hereby amends Item 7 of its Report on Form 8-K filed with the Securities and Exchange Commission on June 28, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of Providence Engineering, P.C., the business acquired:

     (i)  Independent Auditors' Report

     (ii) Balance Sheets as of December 31, 2001 and 2000

     (iii) Statements of Income and Retained Earnings for the Years Ended December 31, 2001 and 2000

     (iv) Statements of Cash Flows for the Years Ended December 31, 2001 and
          2000

     (v)  Notes to Financial Statements

(b)  Pro forma financial statements:

     (i) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet as of December 31, 2001

     (ii) Consolidated (Unaudited) Condensed Pro Forma Statement of Income for the Year Ended June 30, 2001

     (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Income for the Six Months Ended December 31, 2001

     (iv) Notes to Pro Forma Consolidated (Unaudited) Condensed Financial Statements

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
Providence Engineering, P.C.
Roanoke, Virginia

We have audited the accompanying balance sheets of Providence Engineering, P.C. as of December 31, 2001 and 2000, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Providence Engineering, P.C. at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


                                McLeod & Company



Roanoke, Virginia
August 20, 2002


                          PROVIDENCE ENGINEERING, P.C.

                                 BALANCE SHEETS

                                                                                        December 31,
                                                                         -------------------------------------------
                                                                               2001                      2000
                                                                         -----------------         -----------------
ASSETS

Current Assets
       Cash                                                                       $ 1,244                   $17,167
       Accounts receivable, less allowance for doubtful accounts
         of $2,500 in 2001 and $1,000 in 2000                                      73,655                    32,028
                                                                         -----------------         -----------------

             Total Current Assets                                                  74,899                    49,195

Property and Equipment
       Automobiles                                                                 24,663                    24,663
       Computer hardware & software                                                12,325                     6,338
       Furniture and fixtures                                                      16,827                    16,827
                                                                         -----------------         -----------------
                                                                                   53,815                    47,828
       Less accumulated depreciation                                              (27,502)                  (19,084)
                                                                         -----------------         -----------------

             Net Property and Equipment                                            26,313                    28,743
                                                                         -----------------         -----------------


                   TOTAL ASSETS                                                  $101,212                   $77,938
                                                                         =================         =================



                See accompanying notes to financial statements.


                          PROVIDENCE ENGINEERING, P.C.

                                 BALANCE SHEETS

                                                                                        December 31,
                                                                         ------------------------------------------
                                                                               2001                      2000
                                                                         ----------------          ----------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
       Accounts payable and accrued expenses                                      $ 8,636                   $ 5,756
       Payroll liabilities                                                          5,027                     5,499
       Notes payable - current                                                      8,249                     7,283
                                                                        -----------------          ----------------

             Total Current Liabilities                                             21,912                    18,537

Notes payable - long-term                                                           2,421                    10,669
                                                                        -----------------          ----------------

             Total Liabilities                                                     24,333                    29,207
                                                                        -----------------          ----------------

Stockholders' Equity
       Common stock, $1.00 par; 5,000 shares authorized;
          1,000 shares issued and outstanding                                       1,000                     1,000
       Retained earnings                                                           75,879                    47,731
                                                                        -----------------         -----------------

             Total Stockholders' Equity                                            76,879                    48,731
                                                                        -----------------         -----------------

             TOTAL LIABILITIES
               AND STOCKHOLDERS' EQUITY                                          $101,212                   $77,938
                                                                        =================         =================





                See accompanying notes to financial statements.



                          PROVIDENCE ENGINEERING, P.C.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                                                                                 Year Ended December 31,
                                                                      ---------------------------------------------
                                                                              2001                      2000
                                                                      -------------------       -------------------
Sales                                                                           $ 288,895                 $ 239,343

Cost of sales                                                                     145,579                   133,983
                                                                      -------------------       -------------------

                Gross Profit                                                      143,316                   105,360

Selling, general and administrative expenses                                      112,678                    91,119
                                                                      -------------------       -------------------

                Income from operations                                             30,638                    14,241

Other income (expense):
                Interest expense                                                   (2,490)                   (1,816)
                                                                      -------------------       -------------------

Net income                                                                         28,148                    12,425

Retained earnings, beginning of year                                               47,731                    35,306
                                                                      -------------------       -------------------

Retained earnings, end of year                                                   $ 75,879                  $ 47,731
                                                                      ===================       ===================



                See accompanying notes to financial statements.


                          PROVIDENCE ENGINEERING, P.C.

                           STATEMENTS OF CASH FLOWS

                                                                                 Year Ended December 31,
                                                                      ---------------------------------------------
                                                                             2001                      2000
                                                                      -------------------       -------------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Cash received from customers                                              $ 245,767                 $ 226,533
      Cash paid to suppliers and employees                                       (245,883)                 (208,945)
      Interest paid                                                                (2,539)                   (1,815)
                                                                      -------------------       -------------------
       Net cash provided (used) by operating activities                            (2,655)                   15,773
                                                                      -------------------       -------------------

CASH FLOWS FROM INVESTING ACTIVITIES

      Purchases of property and equipment                                          (5,986)                  (11,658)
                                                                      -------------------       -------------------
      Net cash used by investing activities                                        (5,986)                  (11,658)
                                                                      -------------------       -------------------

CASH FLOWS FROM FINANCING ACTIVITIES

      Proceeds from issuance of long-term debt                                          -                     9,300
      Principal payments on long-term debt                                         (7,282)                   (4,848)
                                                                      -------------------       -------------------
       Net cash used by financing activities                                       (7,282)                    4,452
                                                                      -------------------       -------------------

Net increase (decrease) in cash                                                   (15,923)                    8,567

Cash, beginning of year                                                            17,167                     8,600
                                                                      -------------------       -------------------

Cash, end of year                                                                 $ 1,244                  $ 17,167
                                                                      ===================       ===================



                                   (continued)


                          PROVIDENCE ENGINEERING, P.C.

                      STATEMENTS OF CASH FLOWS (continued)

                                                                                    Year Ended December 31,
                                                                         ------------------------------------------
                                                                               2001                       2000
                                                                         ----------------           ---------------

Reconciliation of Net Income to Net Cash
       Provided (Used) by Operating Activities:
             Net income                                                          $ 28,148                   $12,425

Adjustments to Reconcile Net Income  to Net Cash
       Provided (Used) by Operating Activities:
             Depreciation                                                           8,418                     6,247
             Provision for doubtful accounts                                        1,500                     1,000
             Increase in accounts receivable                                      (43,129)                  (12,809)
             Increase in accounts payable and accrued expenses                      2,880                     5,756
             Increase (decrease) in payroll liabilities                              (472)                    3,154
                                                                         ----------------           ---------------

                   Total adjustments                                              (30,803)                    3,348
                                                                         ----------------           ---------------

Net Cash Provided (Used) by Operating Activities                                  $(2,655)                  $15,773
                                                                         ================           ===============





                See accompanying notes to financial statements.

                          PROVIDENCE ENGINEERING, P.C.

                          NOTES TO FINANCIAL STATEMENTS

                     Years Ended December 31, 2001 and 2000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of the Company

The Company, located in Roanoke, Virginia, is in the business of providing consulting and engineering services to customers primarily in southwestern Virginia.

Cash Equivalents

For purposes of reporting cash flows, the Company considers all short-term investments with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2001 or 2000.

Accounts Receivable

Customer accounts are charged off when determined uncollectible. Management's allowance for doubtful accounts is based on past experience and management's estimate of customer's ability to pay. It is at least reasonably possible that management's estimate will change in the near future.

Property and Equipment

Property and equipment are stated at cost. Maintenance and repairs which do not increase the life of the related asset are charged to current operations when incurred. Depreciation is computed on the straight-line method based on their estimated useful lives.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          PROVIDENCE ENGINEERING, P.C.

                          NOTES TO FINANCIAL STATEMENTS

                     Years Ended December 31, 2001 and 2000

Income Taxes

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for income taxes has been included in the Company's financial statements.

2.      LONG-TERM DEBT

        Long-term debt is comprised of the following:

                                                                                                  December 31,
                                                                                          -----------------------------------
                                                                                              2001                 2000
                                                                                          --------------      ---------------
        Note payable to a bank maturing August 2003.
        Monthly payments of $318.96 at an interest rate
        of 14.245%.  Note is collateralized by a vehicle.                                       $ 5,648              $ 8,451

        Note payable to a bank maturing December 2002.
        Monthly payments of $444.75 at an interest rate
        of 11.434%.  Note is collateralized by a vehicle.                                         5,022                9,501
                                                                                          --------------      ---------------
                                                                                                 10,670               17,952
        Less current maturities                                                                  (8,249)              (7,283)
                                                                                          --------------      ---------------
                                                                                                $ 2,421             $ 10,669
                                                                                          ==============      ===============

        Aggregate principal payments required under the remaining long-term debt obligations as of December 31, 2002 are as follows:

                                               2002                                                                  $ 8,249
                                               2003                                                                    2,421
                                                                                                              ---------------
                                                                                                                    $ 10,670
                                                                                                              ===============

                          PROVIDENCE ENGINEERING, P.C.

                          NOTES TO FINANCIAL STATEMENTS

                     Years Ended December 31, 2001 and 2000

3.      SUBSEQUENT EVENT

        On June 10, 2002 the Company sold substantially all its assets to Metwood, Inc. pursuant to an Asset Purchase Agreement dated January 1, 2002. The assets were sold for $350,000, consisting of cash and Metwood, Inc. common stock.

4.      CONCENTRATIONS

        At December 31, 2002, accounts receivable from two customers totaled approximately $19,700. At December 31, 2000, accounts receivable from two customers totaled approximately $15,000.

5.      RELATED-PARTY TRANSACTIONS

        Sales to Metwood, Inc. (see note 3) approximated $24,500 and $10,500 for the years ended December 31, 2001 and 2000, respectively. Accounts receivable from Metwood, Inc. totaled $6,724 and $0 at December 31, 2001 and 2000, respectively.


6.      LEASES

        The Company leases its office space under a month-to-month lease. Rent expense totaled $8,640 for both 2001 and 2000.

PRO FORMA FINANCIAL STATEMENTS

       The following consolidated (unaudited) condensed pro forma balance sheet reflects the financial position of the Company as of December 31, 2001 as if the acquisition of Providence Engineering, P.C. had been completed as of that date, and the consolidated (unaudited) condensed pro forma statements of income for the Company for the year ended June 30, 2001 and the six months ended December 31, 2001 as if the transaction had been completed as of July 1, 2000. Although the acquisition was not completed until June 10, 2002, the effective date of the purchase was January 1, 2002. Therefore, the Company's annual Form 10KSB for the year ended June 30, 2002 will include income earned from Providence Engineering, P.C. from January 1, 2002 through June 30, 2002.

       These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the acquisition had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with the notes thereto and Metwood's financial statements and related notes thereto contained in the Company's SEC quarterly and annual filings and Providence's financial statements and related notes thereto contained elsewhere in this Form 8K.

       A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.




                          METWOOD, INC. AND SUBSIDIARY
           CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA BALANCE SHEET
                                DECEMBER 31, 2001

                                       (Unaudited)                                 Pro Forma
                                         Metwood           Providence              Adjustments             Pro Forma
                                    ------------------  -------------------  --------------------  -----------------------
ASSETS

Current Assets
     Cash                                    $ 33,602              $ 1,244             (1,244)(A)             $ 33,602
     Accounts receivable, net                 179,919               73,655             (6,724)(L)              246,850
     Inventory                                191,405                                                          191,405
                                    ------------------  -------------------  --------------------  -----------------------
        Total Current Assets                  404,926               74,899             (7,968)                 471,857
                                                                                                                     -
Property and Equipment                                                                                               -
     Buildings and improvements               634,798                                                          634,798
     Furniture and equipment                  230,491               29,152             70,848                  330,491
     Vehicles                                  94,918               24,663                337                  119,918
     Land                                     177,000                                                          177,000
                                    ------------------  -------------------  --------------------  -----------------------
                                            1,137,207               53,815             71,185                1,262,207
        Accumulated depreciation             (155,032)             (27,502)            27,502                 (155,032)
                                    ------------------  -------------------  --------------------  -----------------------
        Net Property and Equipment            982,175               26,313             98,687 (B)            1,107,175

Intangible assets                                                                     151,345 (C)              151,345
                                    ------------------  -------------------  --------------------  -----------------------

        TOTAL ASSETS                      $ 1,387,101             $101,212            242,064              $ 1,730,377
                                    ==================  ===================  ====================  =======================



     See accompanying notes to (unaudited) pro forma financial statements.





                          METWOOD, INC. AND SUBSIDIARY
           CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA BALANCE SHEET
                                DECEMBER 31, 2001

                                         (Unaudited)                                  Pro Forma             Consolidated
                                           Metwood             Providence             Adjustments             Pro Forma
                                     ------------------   ------------------    --------------------   ---------------------
LIABILITIES AND EQUITY

Current Liabilities
   Accounts payable and
       accrued expenses                      $ 110,396             $ 13,663             $ (20,386) (D)            $ 101,673
    Notes payable - current                    150,000                8,249                51,751  (E)              210,000
                                     ------------------   ------------------    --------------------   ---------------------
       Total Current Liabilities               260,396               21,912                31,365                   313,673

Long-Term Liabilities
    Note payable - long term                                          2,421                (2,421) (F)                    -
    Deferred income tax liability                6,080                                                                6,080
                                     ------------------   ------------------    --------------------   ---------------------
       Total Long-Term Liabilities               6,080                2,421                (2,421)                    6,080

Stockholders' Equity
    Common stock, $.001 par
       value, 100,000,000 shares
       authorized; 11,842,549
       shares issued and outstanding            11,843                                        290  (G)               12,133
    Common stock, $1.00 par,
       5,000 shares authorized;
       1,000 shares issued and
       outstanding                                                    1,000                (1,000)
    Additional paid-in capital               1,058,711                                    289,710 (H)             1,348,421
    Retained earnings                           50,071               75,879               (75,879)                   50,071
                                     ------------------   ------------------    --------------------   ---------------------
       Total Stockholders' Equity            1,120,625               76,879               213,121                 1,410,625
                                     ------------------   ------------------    --------------------   ---------------------
             Total Liabilities and
             Stockholders' Equity           $1,387,101             $101,212             $ 242,065               $ 1,730,378
                                     ==================   ==================    ====================   =====================



     See accompanying notes to (unaudited) pro forma financial statements.


                          METWOOD, INC. AND SUBSIDIARY
        CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 2001

                                                                                            Pro Forma         Consolidated
                                                   Metwood            Providence            Adjustments       Pro Forma
                                             --------------------  -----------------     ----------------  ------------------
REVENUES AND COST OF SALES
      Sales                                          $ 1,558,807          $ 270,697 (I)    $ (1,867)(K)           $1,827,637
      Cost of sales                                     (877,368)          (142,637)          1,867 (K)           (1,018,138)
                                             --------------------  -----------------                     --------------------
      Gross profit                                       681,439            128,060                                  809,499

OPERATING EXPENSES
      Salaries and wages                                 276,032             16,720                                  292,752
      Professional fees                                   85,368              4,939                                   90,307
      Insurance                                           42,648             18,823                                   61,471
      Telephone                                           12,011              2,169                                   14,180
      Utilities                                           23,555                724                                   24,279
      Repairs and maintenance                             46,668             24,992                                   71,660
      Depreciation                                        42,000              7,584                                   49,584
      Supplies                                            84,447              4,704                                   89,151
      Advertising                                         50,045                225                                   50,270
      Taxes and licenses                                  40,775              4,545                                   45,320
      Other                                               15,188             17,649                                   32,837
                                             --------------------  -----------------                     --------------------
                                                         718,737            103,074 (J)                              821,811

INCOME (LOSS) FROM
      CONTINUING OPERATIONS                              (37,298)            24,986                                  (12,312)

OTHER INCOME AND EXPENSE
      Lawsuit settlement income                         $ 50,000                                                      50,000
      Rental income                                       13,100                                                      13,100
      Interest income (expense), net                       1,911             (3,027)                                  (1,116)
                                             --------------------  -----------------                     --------------------
                                                          65,011             (3,027)                                  61,984
      NET INCOME BEFORE
          TAX PROVISION                                   27,713             21,959                                   49,672

      INCOME TAX PROVISION                                (5,300)                                                     (5,300)
                                             --------------------  -----------------                     --------------------

      NET INCOME                                        $ 22,413           $ 21,959                                 $ 44,372
                                             ====================  =================                     ====================


     See accompanying notes to (unaudited) pro forma financial statements.


                          METWOOD, INC. AND SUBSIDIARY
        CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF INCOME
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2001

                                                                                         Pro Forma             Consolidated
                                              Metwood               Providence          Adjustments             Pro Forma
                                         -----------------     ------------------  ------------------    -------------------
REVENUES AND COST OF SALES
      Sales                                      $ 834,239              $ 143,548        $ (6,784)(L)              $971,003
      Cost of sales                               (398,136)               (73,511)          6,784 (L)              (464,863)
                                         -----------------     ------------------                        -------------------
      Gross profit                                 436,103                 70,037                                   506,140

OPERATING EXPENSES
      Salaries and wages                           161,310                  9,000                                   170,310
      Professional fees                             17,077                    680                                    17,757
      Insurance                                     18,258                 10,226                                    28,484
      Telephone                                      8,913                  1,405                                    10,318
      Utilities                                      4,210                    448                                     4,658
      Repairs and maintenance                       24,631                 12,900                                    37,531
      Depreciation                                  30,000                  4,751                                    34,751
      Supplies                                      27,503                  2,513                                    30,016
      Advertising                                   31,685                    452                                    32,137
      Taxes and licenses                            24,766                  1,630                                    26,396
      Other                                         16,271                 12,491                                    28,762
                                         -----------------     ------------------                        -------------------
                                                   364,624                 56,496                                   421,120

INCOME (LOSS) FROM
      CONTINUING OPERATIONS                         71,479                 13,541                                    85,020

OTHER INCOME AND EXPENSE
      Rental income                                  1,675                                                            1,675
      Interest income (expense), net                 1,294                   (552)                                      742
      Other expenses, net                              (63)                                                             (63)
                                         -----------------     ------------------                        -------------------
                                                     2,906                   (552)                                    2,354
      NET INCOME BEFORE
          TAX PROVISION                             74,385                 12,989                                    87,374

      INCOME TAX PROVISION                         (16,743)                                                         (16,743)
                                         -----------------     ------------------                        -------------------

      NET INCOME                                  $ 57,642               $ 12,989                                  $ 70,631
                                         =================     ==================                        ===================

      See accompanying notes to (unaudited) pro forma financial statements.


                          METWOOD, INC. AND SUBSIDIARY
              NOTES TO CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2001



(A)  Purchased assets did not include cash

(B) Property and equipment were adjusted to a total fair market value of $100,000. Included is a significant investment in software developed by Providence that is critical to the design and specifications of products manufactured by Metwood, Inc.

(C)  Excess of the purchase price over the fair value of assets acquired

(D) Elimination of Providence accounts payable - no liabilities were assumed by Metwood; elimination of Metwood account payable to Providence of $6,724

(E) Elimination of Providence current note payable of $8,249 plus addition of Metwood note to Providence shareholders, Ronald Shiflett and Sean Goldsmith, for $60,000, payable at closing date June 10, 2002

(F) Elimination of Providence long-term note payable - no liabilities were assumed by Metwood

(G) Par value of 290,000 shares of Metwood stock issued and held in escrow for Providence shareholders

(H)  Excess of 290,000 shares issued (see (G) above) over par value

(I)  Includes estimated accounts receivable of $47,000

(J)  Includes estimated accounts payable of $4,000

(K)  Amount due to Providence from Metwood for engineering services

(L)  Elimination of Providence's account receivable from Metwood